EXHIBIT 99.1

PRESS RELEASE

EMCORE Corporation Announces Financial Results for Fourth Quarter and Fiscal Year Ended September 30, 2017

•	Consolidated Q4 revenue of $29.2 million

•	Consolidated Q4 GAAP operating income of $1.7 million and Non-GAAP operating income of $3.3 million

•	GAAP EPS from continuing operations of $0.08 and Non-GAAP pre-tax EPS from continuing operations of $0.12

ALHAMBRA, California, December 5, 2017 - EMCORE Corporation (NASDAQ: EMKR - News), a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today's high-speed communications network infrastructures and leading-edge defense systems, today announced financial results for its fourth quarter ended September 30, 2017.

Jeffrey Rittichier, EMCORE's President and CEO commented, “EMCORE completed an outstanding fiscal year 2017 with a 34% growth in revenue and 182% growth in profits over the last year. We did this with 38% lower headcount and a smaller fixed cost base in production.” Rittichier continued by saying “EMCORE now has the foundation to increase our non-CATV revenue to 30% for the next year as well as improve non-GAAP operating margins to 15% as we exit fiscal year 2018.”

Financial Highlights - Fourth Quarter Ended September 30, 2017

Financial Highlights	For the Three Months Ended
(in thousands)	September 30, 2017	June 30, 2017	September 30, 2016
Revenue	$29,176	$30,952	$25,600
GAAP Gross Profit	$10,611	$10,842	$9,119
Non-GAAP Gross Profit	$10,769	$10,972	$9,222
GAAP Operating income	$1,709	$2,009	$1,764
Non-GAAP Operating Income	$3,331	$3,565	$2,545
GAAP pre-tax income from continuing operations	$2,196	$2,455	$1,729
Non-GAAP pre-tax income from continuing operations	$3,430	$3,642	$2,593
GAAP pre-tax EPS from continuing operations - per diluted share	$0.08	$0.09	$0.06
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.12	$0.13	$0.10

Financial Statement Highlights for the Fourth Quarter of Fiscal 2017:

•	Consolidated revenue was $29.2 million, representing a 5.7% decrease from the prior quarter

•	Consolidated GAAP gross margin was 36.4%, representing an increase from the 35.0% gross margin reported in the prior quarter

•	Consolidated Non-GAAP gross margin was 36.9%, representing an increase from 35.4% reported in the prior quarter

•	Consolidated GAAP operating margin was 5.9%, representing a decrease from 6.5% in the prior quarter

•	Consolidated Non-GAAP operating margin was 11.4%, representing a decrease from 11.5% in the prior quarter

•	GAAP diluted pre-tax EPS from continuing operations of $0.08, representing a decrease from $0.09 in the prior quarter

•	Non-GAAP diluted pre-tax EPS from continuing operations of $0.12, representing a decrease from $0.13 in the prior quarter

•	Cash and cash equivalents was $68.3 million at the end of the quarter

Financial Highlights - Fiscal Year Ended September 30, 2017

Financial Highlights	For the Fiscal Years Ended September 30,
(in thousands)	2017	2016
Revenue	$122,895	$91,998
GAAP Gross Profit	$42,534	$30,954
Non-GAAP Gross Profit	$43,096	$31,365
GAAP Operating income	$7,741	$2,939
Non-GAAP Operating Income	$14,075	$4,988
GAAP pre-tax income from continuing operations	8,384	$2,633
Non-GAAP pre-tax income from continuing operations	$14,320	$5,076
GAAP pre-tax EPS from continuing operations - per diluted share	$0.30	$0.10
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.52	$0.19

Financial Statement Highlights for the Fiscal Year Ended September 30, 2017:

•	Consolidated revenue was $122.9 million, representing a 33.6% increase from the prior year

•	Consolidated GAAP gross margin was 34.6%, representing an increase from the 33.6% gross margin reported in the prior year

•	Consolidated Non-GAAP gross margin was 35.1%, representing an increase from 34.1% reported in the prior year

•	Consolidated GAAP operating margin was 6.3%, representing an increase from 3.2% in the prior year

•	Consolidated Non-GAAP operating margin was 11.5%, representing an increase from 5.4% in the prior year

•	GAAP diluted pre-tax EPS from continuing operations of $0.30, representing an increase from $0.10 in the prior year

•	Non-GAAP diluted pre-tax EPS from continuing operations of $0.52, representing an increase from $0.19 in the prior year

•	Cash and cash equivalents was $68.3 million at the end of the year, an increase of $4.4 million when compared to the prior year

Business Outlook
EMCORE anticipates increasing our non-CATV revenue to 30% for the next year as well as improve non-GAAP operating margins to 15% as we exit fiscal year 2018.

Conference Call
The Company will discuss its fiscal year 2017 financial results, fiscal year 2018 outlook and guidance for Q1 fiscal year 2018 on December 5, 2017 at 8:00 a.m. EST (5:00 a.m PST). The call will be available, live, to interested parties by dialing 888-349-9582. For international callers, please dial +1 719-457-2683. The conference passcode number is 7450331. The call will be webcast live via the Company's website at http://investor.emcore.com/events.cfm. A webcast will be available for replay beginning Tuesday, December 5, 2017 for at least 90 days following the conclusion of the call on the Company's website.

About EMCORE
EMCORE Corporation is a leading provider of advanced Mixed-Signal Optics products that provide the foundation for today’s high-speed communication network infrastructures and leading-edge defense systems. Our optical chips, components, subsystems and systems enable broadband and wireless providers to continually enhance their network capacity, speed and coverage to advance the free flow of information that empowers the lives of millions of people daily. The Mixed-Signal Optics technology at the heart of our broadband transmission products is shared with our fiber optic gyros and military communications links to provide the aerospace and defense markets state-of-the-art systems that keep us safe in an increasingly unpredictable world. EMCORE’s performance-leading optical components and systems serve a broad array of applications including cable television, fiber-to-the-premise networks, telecommunications, wireless infrastructure, satellite RF fiber links, navigation systems and military communications. EMCORE has fully vertically-integrated manufacturing capability through its world-class Indium Phosphide (InP) wafer fabrication facility at our headquarters in Alhambra, California and is ISO 9001 certified in Alhambra, and at our facilities in Warminster, Pennsylvania and China. For further information about EMCORE, visit http://www.emcore.com.

Use of Non-GAAP Financial Measures
We disclose non-GAAP gross profit, gross margin percentage, operating income, operating margin percentage, pre-tax EPS and income from continuing operations as a supplemental measure to U.S. GAAP income from continuing operations regarding our operational performance. These financial measures exclude the impact of certain items that we do not believe are indicative of our core operating results; therefore, it has not been calculated in accordance with U.S. GAAP. A reconciliation of non-GAAP pre-tax income from continuing operations to GAAP income from continuing operations, which identifies the items excluded from the non-GAAP measures, are provided in the table below titled "Reconciliation of GAAP to Non-GAAP Financial Measures".

We believe that these additional non-GAAP financial measures are useful to investors in assessing our operating performance. We also use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. In addition, financial analysts that follow us may focus on and publish both historical results and future projections based on our non-GAAP financial measures. We also believe that it is in the best interests of our investors to provide this non-GAAP information.

While we believe that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. Our non-GAAP financial measures may not be reported by all of our competitors and it may not be directly comparable to similarly titled measures of other companies due to potential differences in calculation. We compensate for these limitations by using these non-GAAP financial measures as a supplement to U.S. GAAP and by providing a reconciliation of our non-GAAP financial measures to its most comparable U.S. GAAP financial measures.

Non-GAAP financial measures are not in accordance with or an alternative for U.S. GAAP. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable U.S. GAAP financial measures and it should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP.

Forward-Looking Statements
The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, projections about our future results included in our Exchange Act reports, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements of our business or our industry to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) the rapidly evolving markets for the Company's products and uncertainty regarding the development of these markets; (b) the Company's historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; (c) delays and other difficulties in commercializing new products; (d) the failure of new products: (i) to perform as expected without material defects, (ii) to be manufactured at acceptable volumes, yields, and cost, (iii) to be qualified and accepted by our customers, and (iv) to successfully compete with products offered by our competitors; (e) uncertainties concerning the availability and cost of commodity materials and specialized product components that we do not make internally; (f) actions by competitors; and (g) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We assume no obligation to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.

EMCORE CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Twelve Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenue	$29,176	$30,952	$25,600	$122,895	$91,998
Cost of revenue	18,565	20,110	16,481	80,361	61,044
Gross profit	10,611	10,842	9,119	42,534	30,954
Operating expense:
Selling, general, and administrative	5,181	5,815	4,963	22,246	20,734
Research and development	3,862	3,340	2,392	12,542	9,921
Impairments	38	—	—	506	—
Recovery of previously incurred litigation related fees and expenses from arbitration award	—	—	—	—	(2,599)
Gain from change in estimate on ARO obligation	(45)	—	—	(45)	—
Gain on sale of assets	(134)	(322)	—	(456)	(41)
Total operating expense	8,902	8,833	7,355	34,793	28,015
Operating income	1,709	2,009	1,764	7,741	2,939
Other income (expense):
Interest income, net	99	77	48	245	88
Foreign exchange gain (loss)	388	53	(83)	82	(394)
Other income	—	316	—	316	—
Total other income (expense)	487	446	(35)	643	(306)
Income from continuing operations before income tax (expense) benefit	2,196	2,455	1,729	8,384	2,633
Income tax (expense) benefit	(32)	(19)	8	(163)	(14)
Income from continuing operations	2,164	2,436	1,737	8,221	2,619
Income (loss) from discontinued operations, net of tax	41	(11)	259	14	5,647
Net income	$2,205	$2,425	$1,996	$8,235	$8,266
Per share data:
Net income (loss) per basic share:
Continuing operations	$0.08	$0.09	$0.07	$0.31	$0.10
Discontinued operations	0.00	(0.00)	0.01	0.00	0.22
Net income per basic share	$0.08	$0.09	$0.08	$0.31	$0.32

Net income (loss) per diluted share:
Continuing operations	$0.08	$0.09	$0.06	$0.30	$0.10
Discontinued operations	0.00	(0.00)	0.01	0.00	0.21
Net income per diluted share	$0.08	$0.09	$0.07	$0.30	$0.31

Weighted-average number of basic shares outstanding	26,904	26,833	26,177	26,659	25,979
Weighted-average number of diluted shares outstanding	27,768	27,816	26,674	27,544	26,518

EMCORE CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	As of	As of
	September 30, 2017	September 30, 2016
ASSETS
Current assets:
Cash and cash equivalents	$68,333	$63,905
Restricted cash	421	965
Accounts receivable, net	22,265	18,432
Inventory	25,139	24,150
Prepaid expenses and other current assets	8,527	3,764
Total current assets	124,685	111,216
Property, plant, and equipment, net	16,635	12,213
Non-current inventory	2,686	3,531
Other non-current assets, net	78	251
Total assets	$144,084	$127,211
LIABILITIES and SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,818	$10,575
Accrued expenses and other current liabilities	9,825	7,684
Total current liabilities	21,643	18,259
Asset retirement obligations	1,638	1,573
Other long-term liabilities	29	62
Total liabilities	23,310	19,894
Shareholders’ equity:
Common stock	730,906	725,880
Treasury stock	(47,721)	(47,721)
Accumulated other comprehensive income	561	579
Accumulated deficit	(562,972)	(571,421)
Total shareholders’ equity	120,774	107,317
Total liabilities and shareholders’ equity	$144,084	$127,211

We have provided a reconciliation of our non-GAAP pre-tax income from continuing operations financial measure to its most directly comparable U.S. GAAP financial measure as indicated in the table below:

EMCORE Corporation
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Income (Loss) from Continuing Operations
(in thousands, except per share data)
(unaudited)

	For the Three Months Ended			For the Twelve Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
US GAAP net income	$2,205	$2,425	$1,996	$8,235	$8,266
US GAAP net (income) loss from discontinued operations	(41)	11	(259)	(14)	(5,647)
US GAAP net income from Continuing Operations	2,164	2,436	1,737	8,221	2,619

Income tax expense (benefit)	32	19	(8)	163	14
Other income	—	(316)	—	(316)	—
Currency exchange (gain) loss	(388)	(53)	83	(82)	394
Total other income & tax related adjustments	(356)	(350)	75	(235)	408

Stock based compensation expense - R&D	143	143	95	505	372
Stock based compensation expense - SG&A	648	824	282	2,605	1,445
Litigation related expenses	422	7	301	783	1,783
Severance charges	392	774	—	1,874	678
Impairments	38	—	—	506	—
Recovery of previously incurred litigation related fees and expenses associated with arbitration award	—	—	—	—	(2,599)
Gain from change in estimate on ARO obligation	(45)	—	—	(45)	—
Gain on sale of assets	(134)	(322)	—	(456)	(41)
Total operating expense adjustments	1,464	1,426	678	5,772	1,638

ARO accretion	19	17	21	70	66
Stock based compensation expense - COGS	139	113	82	492	345
Total COGS adjustments	158	130	103	562	411
Non-GAAP pre-tax income from continuing operations	$3,430	$3,642	$2,593	$14,320	$5,076

GAAP EPS from continuing operations - per diluted share	$0.08	$0.09	$0.06	$0.30	$0.10
Other income and tax related adjustments	(0.01)	(0.01)	0.00	(0.01)	0.02
Operating expense adjustments	0.05	0.05	0.03	0.21	0.05
COGS adjustments	0.00	0.00	0.01	0.02	0.02
Non-GAAP pre-tax EPS from continuing operations - per diluted share	$0.12	$0.13	$0.10	$0.52	$0.19
GAAP Gross Margin Percentage	36.4%	35.0%	35.6%	34.6%	33.6%
Non GAAP Gross Margin Percentage	36.9%	35.4%	36.0%	35.1%	34.1%
GAAP Operating Margin Percentage	5.9%	6.5%	6.9%	6.3%	3.2%
Non GAAP Operating Margin Percentage	11.4%	11.5%	9.9%	11.5%	5.4%

Stock-based compensation expense
The effect of recording stock-based compensation expense was as follows:

Stock-based Compensation Expense	For the Three Months Ended			For the Twelve Months Ended
(in thousands)	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Cost of revenue	$139	$113	$82	$492	$345
Selling, general, and administrative	648	824	282	2,605	1,445
Research and development	143	143	95	505	372
Total stock-based compensation expense	$930	$1,080	$459	$3,602	$2,162

Contact:
EMCORE Corporation
Jikun Kim
(626) 293-3400
investor@emcore.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
(617) 542-6180
investor@emcore.com

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